Semi
Annual
Report

[GRAPHIC OMITTED]

MARCH 31, 2003

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

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ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY AT FRANKLINTEMPLETON.COM. SEE
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[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

                      THANK YOU FOR INVESTING WITH
                  FRANKLIN TEMPLETON. WE ENCOURAGE
             OUR INVESTORS TO MAINTAIN A LONG-TERM
                 PERSPECTIVE AND REMEMBER THAT ALL
               SECURITIES MARKETS MOVE BOTH UP AND
             DOWN, AS DO MUTUAL FUND SHARE PRICES.
                   WE APPRECIATE YOUR PAST SUPPORT
                  AND LOOK FORWARD TO SERVING YOUR
              INVESTMENT NEEDS IN THE YEARS AHEAD.



[PHOTO OMITTED]
ROGER A. BAYSTON
PORTFOLIO MANAGER
FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

EDELIVERY DETAILS:
Log in at franklintempleton.com and click on eDelivery. Shareholders who are
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

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN STRATEGIC MORTGAGE PORTFOLIO SEEKS TO OBTAIN A HIGH LEVEL OF TOTAL RETURN RELATIVE TO THE PERFORMANCE OF THE GENERAL MORTGAGE SECURITIES MARKET BY INVESTING AT LEAST 80% OF ITS NET ASSETS IN A PORTFOLIO OF MORTGAGE SECURITIES CREATED FROM POOLS OF MORTGAGES WHICH ARE ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR
INSTRUMENTALITIES. 1
--------------------------------------------------------------------------------


Dear Shareholder:

This semiannual report for Franklin Strategic Mortgage Portfolio covers the period ended March 31, 2003. During the six months under review, in an effort to lower borrowing costs and stimulate economic growth, the Federal Reserve Board maintained its easing trend and lowered the federal funds target rate from 1.75% at the beginning of the period to 1.25% at the end, its lowest level in more than 40 years. The 10-year Treasury note's yield rose 20 basis points (0.20%) between September 30, 2002, and March 31, 2003, helping to increase the steepness of the yield curve.



CONTENTS

Shareholder Letter ................   1

Performance Summary ...............   5

Financial Highlights &
Statement of Investments ..........   6

Financial Statements ..............  12

Notes to
Financial Statements ..............  15

[GRAPHIC OMITTED]
FUND CATEGORY
EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:
Global
Growth
Growth & Income
Income
Tax-Free Income

1. U.S. government securities owned by the Fund or held under repurchase agreement, but not shares of the Fund, are guaranteed by the U.S. government as to the timely payment of principal and interest. Yields and share price are not guaranteed and will fluctuate with market conditions.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 7.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

[SIDEBAR]

WHAT IS A MORTGAGE PASS-THROUGH SECURITY?
A MORTGAGE PASS-THROUGH SECURITY REPRESENTS POOLED MORTGAGES THAT ARE REPACKAGED INTO A SECURITY AND SOLD TO INVESTORS. SUCH SECURITIES PASS MORTGAGE HOLDER PRINCIPAL AND INTEREST PAYMENTS FROM THE ORIGINATING FINANCIAL INSTITUTIONS THROUGH A GOVERNMENT AGENCY OR SOME OTHER INTERMEDIARY AND THEN TO INVESTORS.



Equity markets experienced significant volatility as slowing economic activity and increased geopolitical risk generated negative market sentiment. The U.S. consumer remained resilient, however, bolstered by low financing costs. Although businesses began investing in productivity-enhancing technologies, they had yet to invest in additional capacity, and several industries were weak, including telecommunications, airlines, automobiles and utilities, which constrained short-term prospects for business investment spending.

During this time period, mortgage rates fell to all-time lows, hitting 5.61% in March 2003, according to Freddie Mac's 30-year commitment rates. As a result, the number of mortgage refinancings hit an all-time high. This increase in refinancings shortens the duration, or sensitivity to interest rate changes, of mortgage-backed securities because borrowers pay off outstanding mortgage loans, and the proceeds are reinvested at current market yields. Conversely, if interest rates increase, this dynamic may shift, extending the duration profile of the underlying portfolio. Regardless of the direction of interest rates during the period, we continued our process of uncovering opportunities for investors in both agency pass-through and mortgage-related, asset-backed securities markets.

PORTFOLIO BREAKDOWN
Based on Total Long-Term Investments

                                              3/31/03      9/30/02
------------------------------------------------------------------

30-Year Mortgage Pass-Throughs                  58.7%       57.4%
Adjustable Rate Mortgage                        16.5%       14.3%
15-Year Mortgage Pass-Throughs                  12.9%       11.6%
Home Equity Loans & Manufactured Housing ABS    11.9%       16.7%



Within this environment, Franklin Strategic Mortgage Portfolio delivered a +2.35% six-month cumulative total return for the period ended March 31, 2003, as shown in the Performance Summary on page 5. In comparison, the Fund's benchmark, the Salomon Brothers Mortgage-Backed Securities Index, returned 2.29% during the same time. 2 Over the long term, the Fund has also delivered solid returns, as shown in the Performance Summary.

Looking forward, we believe the economy will not slip back into recession because the underlying fundamentals for economic growth appear intact. In our opinion, business spending could stabilize, with the consumer acting as a backbone for economic growth. We expect inflation and long-term interest rates to remain low. Still, at period-end, we do not know what effects the war may have on the economy.



DIVIDEND DISTRIBUTIONS*
10/1/02-3/31/03

                  DIVIDEND
MONTH             PER SHARE
------------------------------

October          4.4730 cents

November         4.7349 cents

December         4.8168 cents

January          4.4543 cents

February         4.2205 cents

March            4.1745 cents

------------------------------
TOTAL           26.8740 CENTS



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

2. Source: Standard & Poor's Micropal. The unmanaged Salomon Brothers Mortgage-Backed Securities Index is a total return index that includes approximately 178 Ginnie Mae, Fannie Mae and Freddie Mac issues. The index includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[SIDEBAR]
A NOTE ABOUT
DUPLICATE MAILINGS
YOU WILL RECEIVE YOUR FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.

We believe the Fund helps mitigate an investment portfolio's volatility and risk. Our disciplined process, which incorporates our experience and investment and risk systems, will continue as we seek to provide investors with high total return compared with the benchmark.

Sincerely,


/S/SIGNATURE
Roger A. Bayston
Portfolio Manager
Franklin Strategic Mortgage Portfolio




--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of March 31, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 3/31/03
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a higher initial sales charge; thus actual total returns would be lower. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------



PRICE AND DISTRIBUTION INFORMATION

CLASS A                                  CHANGE          3/31/03       9/30/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   -$0.12           $10.24        $10.36

DISTRIBUTIONS (10/1/02-3/31/03)
Dividend Income                          $0.268740
Short-Term Capital Gain                  $0.084700
Long-Term Capital Gain                   $0.006300
                                         ---------
Total                                    $0.359740


PERFORMANCE

CLASS A                              6-MONTH    1-YEAR     5-YEAR       10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1             +2.35%    +8.96%     +43.30%      +99.91%
Average Annual Total Return 2         -2.00%    +4.38%      +6.54%       +6.71%
Distribution Rate 3                    4.59%
30-Day Standardized Yield 4            2.85%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum sales charge. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of March's 4.1745 cent per share monthly dividend and the maximum offering price per share of $10.69 on 3/31/03.

4. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/03.



--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Financial Highlights


                                                        SIX MONTHS ENDED             YEAR ENDED SEPTEMBER 30,
                                                         MARCH 31, 2003 ------------------------------------------------
                                                           (UNAUDITED)    2002      2001       2000      1999      1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................     $10.36     $10.27    $ 9.77      $9.74    $10.14    $ 9.96
                                                        ----------------------------------------------------------------
Income from investment operations:
 Net investment income .................................       .176       .488      .657       .663      .627      .660
 Net realized and unrealized gains (losses) ............       .064       .280      .539       .043     (.400)     .179
                                                        ----------------------------------------------------------------
Total from investment operations .......................       .240       .768     1.196       .706      .227      .839
                                                        ----------------------------------------------------------------
Less distributions from:
 Net investment income .................................      (.269)     (.596)    (.693)     (.676)    (.627)    (.659)
 Realized capital gain .................................      (.091)     (.082)       --         --        --        --
                                                        ----------------------------------------------------------------
Total distributions ....................................      (.360)     (.678)    (.693)     (.676)    (.627)    (.659)
                                                        ----------------------------------------------------------------
Net asset value, end of period .........................     $10.24     $10.36    $10.27      $9.77    $ 9.74    $10.14
                                                        ================================================================

Total return a .........................................      2.35%      7.79%    12.60%      7.60%     2.30%     8.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................   $447,423   $407,701  $188,330    $49,572   $32,877   $14,551
Ratios to average net assets:
 Expenses ..............................................       .53% b     .25%       --%        --%       --%       --%
 Expenses excluding waiver and
 payments by affiliate .................................       .53% b     .54%       .64%      .63%      .70%      .78%
 Net investment income .................................      3.43% b    4.78%      5.98%     6.87%     6.32%     6.56%
Portfolio turnover rate ................................    133.16%    219.99%    310.95%   226.43%    43.70%    38.15%



 a Total return does not reflect sales commissions and is not annualized for periods less than one year.
 b Annualized


                                            See notes to financial statements.
6


FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (UNAUDITED)


                                                                               PRINCIPAL
                                                                                AMOUNT                 VALUE
---------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 105.1%

 FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 23.4%
 FHLMC, 5.00%, 4/01/18-4/01/33 .........................................     $10,500,000          $ 10,572,655
 FHLMC, 5.50%, 4/01/33 .................................................      16,500,000            16,881,563
 FHLMC, 6.00%, 4/01/31-10/01/32 ........................................      33,633,286            34,857,917
 FHLMC, 6.50%, 3/01/09-9/01/32 .........................................       7,368,207             7,687,639
 FHLMC, 7.00%, 6/01/09-7/01/32 .........................................      14,178,807            14,947,695
 FHLMC, 7.50%, 4/01/10-8/01/32 .........................................       9,218,988             9,834,507
 FHLMC, 8.00%, 4/01/08-5/01/30 .........................................       1,837,965             1,980,151
 FHLMC, 8.50%, 2/01/17-12/01/24 ........................................       1,744,163             1,904,722
 FHLMC, 9.00%, 7/01/08-6/01/16 .........................................          19,451                21,342
 FHLMC, 9.25%, 12/01/08-8/01/14 ........................................         336,690               359,378
 FHLMC, 9.50%, 12/01/16-12/01/22 .......................................       5,165,716             5,763,803
                                                                                                  -------------
                                                                                                   104,811,372
                                                                                                  -------------
 FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - ADJUSTABLE RATE 6.1%
 FHLMC, ARM, 5.302%, 12/01/30 ..........................................         570,921               594,253
 FHLMC, ARM, 5.385%, 7/01/24 ...........................................         711,178               739,826
 FHLMC, ARM, 5.601%, 5/01/30 ...........................................       1,845,676             1,912,571
 FHLMC, ARM, 5.697%, 11/01/25 ..........................................       1,324,504             1,376,623
 FHLMC, ARM, 6.208%, 8/01/31 ...........................................       1,078,503             1,120,899
 FHLMC, ARM, 6.41%, 1/01/31 ............................................       2,089,460             2,159,936
 FHLMC, ARM, 6.80%, 5/01/22 ............................................         442,557               454,449
 FHLMC, ARM, 6.845%, 11/01/16 ..........................................         887,716               911,785
 FHLMC, ARM, 6.875%, 4/01/18 ...........................................         580,285               599,395
 FHLMC, ARM, 6.877%, 11/01/19 ..........................................         760,056               813,497
 FHLMC, ARM, 6.928%, 5/01/20 ...........................................         888,631               917,552
 FHLMC, ARM, 6.977%, 9/01/27 ...........................................         629,455               649,358
 FHLMC, ARM, 7.033%, 10/01/18 ..........................................         782,557               809,002
 FHLMC, ARM, 7.116%, 4/01/31 ...........................................       1,207,899             1,260,871
 FHLMC, ARM, 7.157%, 11/01/25 ..........................................         231,262               237,594
 FHLMC, ARM, 7.252%, 7/01/22 ...........................................         724,488               751,882
 FHLMC, ARM, 7.804%, 4/01/30 ...........................................       9,154,038             9,394,743
 FHLMC, ARM, 7.906%, 1/01/28 ...........................................       1,168,799             1,231,220
 FHLMC, ARM, 8.323%, 4/01/24 ...........................................         916,270               954,548
 FHLMC, ARM, 8.348%, 3/01/19 ...........................................         577,190               593,434
 FHLMC, ARM, 9.125%, 9/01/17 ...........................................           5,163                 5,720
                                                                                                  -------------
                                                                                                    27,489,158
                                                                                                  -------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 37.9%
 FNMA, 5.00%, 4/01/18 ..................................................       9,800,000            10,066,442
 FNMA, 5.50%, 5/01/14-4/01/33 ..........................................      45,673,529            46,976,368
 FNMA, 6.00%, 1/01/11-3/01/33 ..........................................      35,414,222            36,946,060
 FNMA, 6.50%, 9/01/08-8/01/32 ..........................................      56,334,980            58,893,208
 FNMA, 7.00%, 7/01/09-7/01/32 ..........................................       3,761,820             3,970,319
 FNMA, 7.50%, 7/01/09-5/01/32 ..........................................       1,770,904             1,889,030
 FNMA, 8.00%, 7/1/16-7/01/31 ...........................................         525,935               569,770
 FNMA, 8.25%, 9/01/18 ..................................................         244,289               248,764
 FNMA, 8.50%, 4/01/27-4/01/30 ..........................................       1,506,377             1,648,771
 FNMA, 9.00%, 2/01/11-4/01/32 ..........................................       2,187,249             2,394,498



FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (UNAUDITED) (CONT.)


                                                                               PRINCIPAL
                                                                                AMOUNT                  VALUE
---------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)

 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)
 FNMA, 9.25%, 4/01/32 ..................................................      $   30,000          $     32,058
 FNMA, 9.50%, 11/01/15-4/01/31 .........................................       2,510,840             2,728,711
 FNMA, 10.00%, 7/01/16-4/01/31 .........................................       2,118,485             2,368,746
 FNMA, 10.50%, 5/01/30-4/01/33 .........................................         315,460               348,755
 FNMA, 10.75%, 4/01/33 .................................................           4,000                 4,490
 FNMA, 11.00%, 4/01/33 .................................................         230,000               258,175
 FNMA, 11.25%, 4/01/33 .................................................          16,000                17,960
 FNMA, 12.00%, 4/01/33 .................................................          10,000                11,225
 FNMA, 12.50%, 4/01/33 .................................................           3,000                 3,367
                                                                                                  -------------
                                                                                                   169,376,717
                                                                                                  -------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - ADJUSTABLE RATE 10.2%
 FNMA, ARM, 4.097%, 1/01/18 ............................................       4,571,429             4,680,885
 FNMA, ARM, 4.804%, 8/01/29 ............................................         659,753               685,234
 FNMA, ARM, 5.065%, 5/01/27 ............................................       1,402,810             1,461,540
 FNMA, ARM, 5.279%, 7/01/19 ............................................       5,427,232             5,627,811
 FNMA, ARM, 5.327%, 4/01/27 ............................................         795,319               810,938
 FNMA, ARM, 5.457%, 10/01/19 ...........................................       1,083,653             1,130,451
 FNMA, ARM, 5.737%, 5/01/30 ............................................         465,579               481,376
 FNMA, ARM, 5.888%, 1/01/32 ............................................       2,151,399             2,239,424
 FNMA, ARM, 5.929%, 7/01/31 ............................................       1,787,637             1,872,619
 FNMA, ARM, 6.014%, 10/01/32 ...........................................       1,027,322             1,051,850
 FNMA, ARM, 6.09%, 2/01/32 .............................................       1,733,762             1,825,452
 FNMA, ARM, 6.135%, 5/01/31 ............................................         625,488               644,353
 FNMA, ARM, 6.146%, 11/01/28 ...........................................       1,080,608             1,113,361
 FNMA, ARM, 6.336%, 4/01/31 ............................................       1,371,687             1,423,577
 FNMA, ARM, 6.515%, 10/01/24 ...........................................       1,336,251             1,395,992
 FNMA, ARM, 6.593%, 8/01/29 ............................................         587,339               613,136
 FNMA, ARM, 6.636%, 7/01/17 ............................................         468,915               475,085
 FNMA, ARM, 6.678%, 4/01/18 ............................................         146,755               149,308
 FNMA, ARM, 6.688%, 7/01/27 ............................................         541,633               559,622
 FNMA, ARM, 6.721%, 7/01/14 ............................................       1,137,048             1,173,690
 FNMA, ARM, 7.124%, 5/01/28 ............................................       2,085,300             2,161,461
 FNMA, ARM, 7.309%, 5/01/21 ............................................       1,194,190             1,233,800
 FNMA, ARM, 7.437%, 12/01/24 ...........................................         296,857               310,405
 FNMA, ARM, 7.445%, 6/01/17 ............................................         530,282               551,989
 FNMA, ARM, 7.454%, 7/01/25 ............................................         350,700               357,227
 FNMA, ARM, 7.57%, 7/01/26 .............................................         125,946               128,055
 FNMA, ARM, 7.582%, 7/01/31 ............................................       4,034,135             4,241,573
 FNMA, ARM, 7.598%, 8/01/27 ............................................         288,666               296,138
 FNMA, ARM, 7.677%, 1/01/17 ............................................       1,208,621             1,249,477
 FNMA, ARM, 7.741%, 6/01/25-10/01/29 ...................................       1,018,454             1,060,727
 FNMA, ARM, 7.746%, 8/01/26 ............................................       1,621,687             1,704,543
 FNMA, ARM, 7.806%, 4/01/18 ............................................         474,675               491,984
 FNMA, ARM, 7.939%, 4/01/21 ............................................         303,039               312,208
 FNMA, ARM, 8.209%, 12/01/22 ...........................................         744,326               764,551
 FNMA, ARM, 8.406%, 5/01/25 ............................................         140,251               144,835

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (UNAUDITED) (CONT.)


                                                                               PRINCIPAL
                                                                                  AMOUNT                 VALUE
---------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)

 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - ADJUSTABLE RATE (CONT.)
 FNMA, ARM, 8.744%, 6/01/30 ............................................     $   879,041          $    929,520
 FNMA, ARM, 8.79%, 7/01/19 .............................................         146,399               151,979
                                                                                                  -------------
                                                                                                    45,506,176
                                                                                                  -------------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA), SF, 11.6%
 GNMA, 5.50%, 4/01/33 ..................................................       6,000,000             6,159,372
 GNMA, 6.00%, 4/01/32-2/15/33 ..........................................      12,327,297            12,878,019
 GNMA, 6.50%, 1/15/24-8/15/32 ..........................................      11,894,663            12,491,334
 GNMA, 7.00%, 10/15/09-2/15/32 .........................................       5,932,523             6,361,402
 GNMA, 7.50%, 6/15/23-10/15/29 .........................................       1,914,766             2,051,281
 GNMA, 8.00%, 1/15/17-1/15/28 ..........................................       3,722,835             4,073,214
 GNMA, 8.25%, 6/15/04-10/15/21 .........................................       1,101,584             1,201,508
 GNMA, 8.50%, 6/15/16-8/15/26 ..........................................       3,041,434             3,361,050
 GNMA, 9.00%, 11/15/04-8/15/28 .........................................         769,630               845,522
 GNMA, 9.50%, 10/15/09-10/15/20 ........................................         328,737               366,512
 GNMA, 10.00%, 10/15/18-2/15/19 ........................................          47,863                55,214
 GNMA, 10.50%, 1/15/16 .................................................           1,368                 1,593
 GNMA II, 6.50%, 1/20/26 ...............................................         934,715               981,210
 GNMA II, 7.50%, 11/20/20-1/20/23 ......................................         699,462               748,522
 GNMA II, 8.00%, 8/20/26 ...............................................           3,324                 3,595
 GNMA II, 9.00%, 9/20/24-10/20/24 ......................................          26,990                29,976
 GNMA II, 10.50%, 6/20/20 ..............................................             435                   507
                                                                                                  -------------
                                                                                                    51,609,831
                                                                                                  -------------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA), ADJUSTABLE RATE, SF, .2%
 GNMA, ARM, 6.75%, 7/20/27 .............................................         581,871               597,912
 GNMA, ARM, 7.125%, 11/20/25 ...........................................         437,800               449,039
                                                                                                  -------------
                                                                                                     1,046,951
                                                                                                  -------------
 HOME EQUITY ASSET-BACKED SECURITIES 15.6%
 Aames Mortgage Trust, 2, A3F, 7.04%, 9/25/24 ..........................         221,558               222,250
 AFC Home Equity Loan Trust, 2.07%, 12/25/27 ...........................       3,811,047             3,804,671
 Ameriquest Mortgage Securities Co., AQ1, M1,
    6.863%, 5/20/32 ....................................................       6,000,000             6,327,520
 Chase Funding Mortgage Loan, Asset-Backed, 2, IA3,
    5.98%, 4/25/22 .....................................................         154,124               154,538
 Citifinancial Mortgage Securities Inc., 1, AF3,
    4.001%, 1/25/33 ....................................................       4,000,000             4,035,484
 Contimortgage Home Equity Loan Trust,
    1, A6, 6.69%, 1/15/16 ..............................................         504,823               504,606
    3, A5, 5.99%, 11/15/26 .............................................       1,242,191             1,246,786
    3, A6, 7.68%, 12/25/29 .............................................         820,000               892,840
 Countrywide Asset-Backed Certificates,
    1, AF3, 6.102%, 8/25/26 ............................................       1,058,738             1,061,304
    BC1, A3, 6.237%, 12/25/26 ..........................................       1,915,464             1,917,846
 EQCC Home Equity Loan Trust, 1, A4F, 6.459%, 3/15/21 ..................       1,181,216             1,189,291
 Fannie Mae Whole Loan, W2, AF3, 5.258%, 5/25/29 .......................       6,184,073             6,228,854
 Indymac Home Equity Loan Asset-Backed, Trust, 01-B,
    AF3, 5.692%, 3/25/27 ...............................................         817,756               819,190


                                                                                                             9

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (UNAUDITED) (CONT.)


                                                                               PRINCIPAL
                                                                                AMOUNT                VALUE
--------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)

 HOME EQUITY ASSET-BACKED SECURITIES (CONT.)
 Morgan Stanley Capital I,
    2002-NC4, A2, 1.78%, 9/25/32 .......................................     $ 5,944,839           $ 5,953,934
    2003-NC3, M1, 2.207%, 3/25/33 ......................................      10,000,000             9,956,260
 Residential Asset Securities Corp.,
    1.555%, 3/25/30 ....................................................       6,755,567             6,745,727
    KS4, AI3, 7.355%, 1/25/26 ..........................................          33,864                33,843
 Residential Funding Mortgage Securities,
    HI3, AI3, 5.70%, 10/25/14 ..........................................       4,470,988             4,503,309
    I, 2002-HI2, AI, 4.56%, 4/25/11 ....................................       9,000,000             9,074,639
    II, 02-HI5, A4, 4.04%, 8/25/15 .....................................       2,500,000             2,559,742
 Saxon Asset Security Trust, 5.564%, 8/25/16 ...........................       2,300,000             2,357,475
 UCFC Home Equity Loan, B, A4, 6.94%, 12/15/23 .........................         118,331               118,340
                                                                                                  -------------
                                                                                                    69,708,449
                                                                                                  -------------
 MISCELLANEOUS MORTGAGE-BACKED SECURITIES .1%
 Prudential Home Mortgage Securities, ARM, 7.71%, 7/25/18 ..............         121,479               121,588
 Travelers Mortgage Services Inc., 4.439%, 12/25/18 ....................         434,926               441,386
 Vanderbilt Mortgage Finance, 6.75%, 10/07/28 ..........................         100,000                93,022
                                                                                                  -------------
                                                                                                       655,996
                                                                                                  -------------
 TOTAL LONG TERM INVESTMENTS (COST $465,534,242) .......................                           470,204,650
                                                                                                  -------------

                                                                                 SHARES
                                                                              ------------
 SHORT TERM INVESTMENTS 5.0%
a Franklin Institutional Fiduciary Trust Money
  Market Portfolio (COST $22,282,219) ..................................      22,282,219            22,282,219
                                                                                                  -------------
 TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
 (COST $487,816,461) ...................................................                           492,486,869
                                                                                                  -------------



FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
STATEMENT OF INVESTMENTS, MARCH 31, 2003 (UNAUDITED) (CONT.)


                                                                                    PRINCIPAL
                                                                                     AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------
 REPURCHASE AGREEMENT 5.3%

b Joint Repurchase Agreement, 1.296%, 4/01/03,
 (Maturity Value $23,850,352) (COST $23,849,493) .......................     $23,849,493          $ 23,849,493
  ABN Amro Inc. (Maturity Value $1,862,993)
  Banc of America Securities LLC., (Maturity Value $1,862,993)
  Bank One Capital Markets (Maturity Value $1,862,993)
  Barclays Capital Inc. (Maturity Value $1,862,993)
  Bear Stearns & Co. Inc. (Maturity Value $1,862,993)
  Credit Suisse First Boston Corp. (Maturity Value $1,862,993)
  Deutsche Bank Securities (Maturity Value $1,862,993)
  Dresdner Kleinwort Benson, North America LLC (Maturity Value $1,862,993)
  Goldman Sachs & Co. (Maturity Value $1,862,993)
  Lehman Brothers Inc. (Maturity Value $1,494,436)
  Morgan Stanley & Co. Inc. (Maturity Value $1,862,993)
  Paribas Corp. (Maturity Value $1,862,993)
  UBS Warburg LLC (Maturity Value $1,862,993)
   Collateralized by U.S. Treasury Bills, Notes and Bonds,
   and U.S. Government Agency Securities
                                                                                                  -------------
 TOTAL INVESTMENTS (COST $511,665,954) .................................                           516,336,362
 OTHER ASSETS, LESS LIABILITIES (15.4)% ................................                           (68,913,383)
                                                                                                  -------------
 NET ASSETS 100.0% .....................................................                          $447,422,979
                                                                                                  =============

PORTFOLIO ABBREVIATIONS:
ARM  - Adjustable Rate Mortgage
SF   - Single Family



a See Note 6 regarding investments in the Franklin Institutional Trust Money Market Portfolio.
b See Note 1(b) regarding repurchase agreement

                                            See notes to financial statements.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2003 (UNAUDITED)


Assets:
 Investments in securities:
  Cost ....................................................    $511,665,954
                                                               =============
  Value ...................................................     516,336,362
 Cash .....................................................         711,813
 Receivables:
  Investment securities sold ..............................      15,440,339
  Capital shares sold .....................................       1,055,838
  Dividends and interest ..................................       2,010,281
                                                               -------------
     Total assets .........................................     535,554,633
                                                               -------------
Liabilities:
 Payables:
  Investment securities purchased .........................      86,777,177
  Capital shares redeemed .................................         708,090
  Affiliates ..............................................         164,566
  Shareholders ............................................          16,683
 Distributions to shareholders ............................         366,026
 Other liabilities ........................................          99,112
                                                               -------------
     Total liabilities ....................................      88,131,654
                                                               -------------
      Net assets, at value ................................    $447,422,979
                                                               =============
Net assets consist of:
 Undistributed net investment income ......................      (4,111,922)
 Net unrealized appreciation (depreciation) ...............       4,670,408
 Accumulated net realized gain (loss) .....................       4,139,691
 Capital shares ...........................................     442,724,802
                                                               -------------
      Net assets, at value ................................    $447,422,979
                                                               =============
 Net asset value per share* ($447,422,979 [DIVIDE]
  43,707,621 shares outstanding) ..........................          $10.24
                                                               =============
 Maximum offering price per share
  ($10.24 [DIVIDE] 95.75%) ....... ........................          $10.69
                                                               =============



*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2003 (UNAUDITED)


Investment income:
 Dividends ....................................................    $   127,508
 Interest .....................................................      8,359,211
                                                                   ------------
        Total investment income ...............................      8,486,719
                                                                   ------------
Expenses:
 Management fees (Note 3) .....................................        801,540
 Transfer agent fees (Note 3) .................................        216,226
 Custodian fees ...............................................          2,553
 Reports to shareholders ......................................         28,397
 Registration and filing fees .................................         69,468
 Professional fees ............................................         13,348
 Other ........................................................         11,915
                                                                   ------------
        Total expenses ........................................      1,143,447
                                                                   ------------
         Net investment income ................................      7,343,272
                                                                   ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ....................      5,281,932
 Net unrealized appreciation (depreciation) on investments ....     (2,599,696)
                                                                   ------------
Net realized and unrealized gain (loss) .......................      2,682,236
                                                                   ------------
Net increase (decrease) in net assets
 resulting from operations ....................................    $10,025,508
                                                                   ============


                       See notes to financial statements.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED MARCH 31, 2003 (UNAUDITED)
AND THE YEAR ENDED SEPTEMBER 30, 2002

                                                                 SIX MONTHS             YEAR
                                                                    ENDED               ENDED
                                                               MARCH 31, 2003    SEPTEMBER 30, 2002
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ...................................     $ 7,343,272       $ 13,744,630
   Net realized gain (loss) from investments ...............       5,281,932          5,715,234
   Net unrealized appreciation (depreciation)
    on investments .........................................      (2,599,696)         3,699,755
                                                                ---------------------------------
       Net increase (decrease) in net assets resulting
        from operations ....................................      10,025,508         23,159,619
 Distributions to shareholders from:
   Net investment income ...................................     (11,194,700)       (16,591,328)
   Net realized gains ......................................      (3,766,401)        (1,823,534)
                                                                ---------------------------------
 Total distributions to shareholders .......................     (14,961,101)       (18,414,862)
 Capital share transactions (Note 2): ......................      44,657,389        214,626,197
                                                                ---------------------------------
   Net increase (decrease) in net assets ...................      39,721,796        219,370,954
Net assets:
 Beginning of period .......................................     407,701,183        188,330,229
                                                                ---------------------------------
 End of period .............................................    $447,422,979       $407,701,183
                                                                =================================
Undistributed net investment income included in net assets:
 End of period .............................................    $ (4,111,922)      $   (260,494)
                                                                =================================


                                            See notes to financial statements.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Mortgage Portfolio (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one Fund, the Franklin Strategic Mortgage Portfolio (the Fund). The Fund seeks total return. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. JOINT REPURCHASE AGREEMENT:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by the securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At March 31, 2003, all repurchase agreements had been entered into on that date.

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS:

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

At March 31, 2003, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                SIX MONTHS ENDED                           YEAR ENDED
                                                 MARCH 31, 2003                        SEPTEMBER 30, 2002
                                            ------------------------------------------------------------------
                                               SHARES        AMOUNT                SHARES             AMOUNT
                                            ------------------------------------------------------------------
Shares sold ...............................  9,261,827      $95,321,422         27,397,407       $279,603,949
Shares issued in reinvestment
 of distributions .........................  1,178,321       12,109,644          1,446,781         14,762,228
Shares redeemed ........................... (6,102,643)     (62,773,677)        (7,806,806)       (79,739,980)
                                            ------------------------------------------------------------------
Net increase ..............................  4,337,505      $44,657,389         21,037,382       $214,626,197
                                            ==================================================================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities.

   ENTITY                                                                         AFFILIATION
--------------------------------------------------------------------------------------------------------
   Franklin/Templeton Services, LLC (FT Services)                                 Administrative manager
   Franklin Advisers, Inc. (Advisers)                                             Investment manager
   Franklin/Templeton Distributors, Inc. (Distributors)                           Principal underwriter
   Franklin/Templeton Investor Services, LLC (Investor Services)                  Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       ANNUALIZED
        FEE RATE           AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
          .40%             First $250 million
          .38%             Over $250 million, up to and including $500 million
          .36%             In excess of $500 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Notes to Financial Statements (unaudited) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

Distributors received net commissions from sales of Fund shares, and received contingent deferred sales charges for the period of $18,983 and $13,609, respectively.

The Fund paid transfer agent fees of $216,226, of which $132,852 was paid to Investor Services.


4. INCOME TAXES

At March 31, 2003, the net unrealized appreciation based on the cost of investments for income tax purposes of $512,197,442 was as follows:

        Unrealized appreciation ....................   $5,007,926
        Unrealized depreciation ....................     (869,006)
                                                       ----------
        Net unrealized appreciation ................   $4,138,920
                                                       ==========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of mortgage dollar roll transactions and paydown losses.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales, mortgage dollar roll transactions, and paydown losses.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended March 31, 2003 aggregated $662,673,460 and $566,555,040, respectively.


6. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $127,508 of dividend income from investment in the Sweep Money Fund.

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


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


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
LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. Upon reaching approximately $350 million in assets, the fund will close to all investors.
4. The fund is only open to existing shareholders as well as select retirement plans.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           12/02

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS
One Franklin Parkway
San Mateo, CA  94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
--------------------------------------------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY AT FRANKLINTEMPLETON.COM. SEE
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SEMIANNUAL REPORT
FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIALBEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Strategic Mortgage Portfolio prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

157 S2003 05/03